UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2006

Novoste Corporation

(Exact name of registrant as specified in its charter)

Florida	0-20727	59-2787476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 International Blvd. Norcross, GA	30093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 717-0904

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 2 to Amended and Restated Rights Agreement

On January 30, 2006, Novoste Corporation (the “Company”) entered into an amendment no. 2 (the “Amendment No. 2 to Rights Agreement”) to the Amended and Restated Rights Agreement, dated as of July 29, 1999, between the Company and American Stock Transfer & Trust Company, as the rights agent, as amended pursuant to Amendment No. 1 to Amended and Restated Rights Agreement, dated as of May 18, 2005 (as amended, the “Rights Agreement”). Pursuant to the Amendment No. 2 to Rights Agreement, the definition of an “Acquiring Person” set forth in Section 1(a) of the Rights Agreement has been amended to increase the requisite threshold for a person or “group” to be deemed an “Acquiring Person” from 15% or more of the Company’s outstanding common shares to 30% or more of the Company’s outstanding common shares.

The above description of the Amendment No. 2 to Rights Agreement is qualified in its entirety by reference to the Amendment No. 2 to Rights Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference. Other than as set forth in the Amendment No. 2 to Rights Agreement, all other terms and conditions of the Rights Agreement remain unchanged and in full force and effect.

Amendments to Amended and Restated Asset Purchase Agreement and Marketing Representation Agreement

On January 27, 2006, the Company entered into an amendment no. 2 (the “Amendment No. 2 to Asset Purchase Agreement”) to the Amended and Restated Asset Purchase Agreement, dated as of October 12, 2005, among the Company, Best Vascular, Inc., a privately held Delaware corporation (“BVI”) and Best Medical International, Inc., a privately held Virginia corporation which is an affiliate of BVI (“BMI”), as amended pursuant to Amendment No. 1 (the “Amendment No. 1 to Asset Purchase Agreement”) to Amended and Restated Asset Purchase Agreement, dated as of November 30, 2005 (as amended, the “Amended and Restated Asset Purchase Agreement”). The entry into the Amended and Restated Asset Purchase Agreement and the Amendment No. 1 to Asset Purchase Agreement were previously reported in Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 13, 2005 and December 5, 2005, respectively. The Amendment No. 2 to Asset Purchase Agreement extended the termination date of the Amended and Restated Asset Purchase Agreement from February 15, 2006 to March 31, 2006 and also extended the period during which the Company would be responsible for making certain specified payments to AEA Technology-QSA, GmbH (“AEA”) under the Company’s supply agreement, dated October 14, 1999, with AEA, prior to the consummation of the asset sale transaction.

In addition, on January 27, 2006, the Company entered into an amendment no. 3 (the “Amendment No. 3 to Marketing Representation Agreement”) to the Marketing Representation Agreement, dated as of August 25, 2005, among the Company, BVI and BMI, as amended pursuant to Amendment No. 1 (the “Amendment No. 1 to Marketing Representation Agreement”) to Marketing Representation Agreement, dated as of October 12, 2005, as further amended pursuant to Amendment No. 2 (the “Amendment No. 2 to Marketing Representation Agreement”) to Marketing Representation Agreement, dated as of November 30, 2005 (as amended, the “Marketing Representation Agreement”). The entry into the Marketing Representation Agreement, the Amendment No.1 to Marketing Representation Agreement and the Amendment No. 2 to Marketing Representation Agreement were previously reported in Current Reports on Form 8-K filed with the SEC on August 26, 2005, October 13, 2005 and December 5, 2005, respectively. The Amendment No. 3 to Marketing Representation Agreement extended the termination date of the Marketing Representation Agreement from February 15, 2006 to March 31, 2006.

The above descriptions of the Amendment No. 2 to Asset Purchase Agreement and the Amendment No. 3 to Marketing Representation Agreement are qualified in their entirety by reference to the Amendment No. 2 to Asset Purchase Agreement and the Amendment No. 3 to Marketing Representation Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibit 2.1 and Exhibit 10.1, respectively, and are incorporated herein by reference. Other than as set forth in the Amendment No. 2 to Asset Purchase Agreement, all other terms and conditions of the Amended and Restated Asset Purchase Agreement remain unchanged and in full force and effect, and other than as set forth in the Amendment No. 3 to Marketing Representation Agreement, all other terms and conditions of the Marketing Representation Agreement remain unchanged and in full force and effect.

Amendment to Letter Agreement with Daniel G. Hall

On January 30, 2006, the Company entered into a second amendment (the “Second Amendment”) to the Letter Agreement, dated as of November 11, 2005, between the Company and Daniel G. Hall, the Company’s Vice President, Secretary and General Counsel, as amended pursuant to First Amendment to Letter Agreement (the “First Amendment”), dated as of January 3, 2006 (as amended, the “Letter Agreement”). The entry into the Letter Agreement and the First Amendment, which provided that Mr. Hall would continue to be employed by the Company through January 31, 2006 and that Mr. Hall would receive salary and certain other payments from the Company, were previously reported in Current Reports on Form 8-K filed with the SEC on November 17, 2005 and January 6, 2006, respectively.

The Second Amendment provides for the extension of Mr. Hall’s employment by the Company through February 28, 2006, at which time his employment with the Company will terminate. The Second Amendment further provides that during such extended period, Mr. Hall will be entitled to receive his base salary at the rate currently in effect and all accompanying benefits of employment, plus an incentive retention payment of $16,250 payable on February 28, 2006 unless Mr. Hall terminates his employment with the Company prior to such date.

The above description of the Second Amendment is qualified in its entirety by reference to the Second Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2, and is incorporated herein by reference. Other than as set forth in the Second Amendment, all other terms and conditions of the Letter Agreement remain unchanged and in full force and effect.

Item 8.01. Other Events.

On January 9, 2006, the Company received a letter from Steel Partners II, L.P. (“Steel”) requesting that the Company call a special meeting of shareholders (the “Steel Letter”) for the following purposes: (i) to remove all of the existing directors serving on the Company’s board of directors at the time of such special meeting, without cause, and (ii) to elect the Steel slate of director nominees (the “Steel Proposals”). In the Steel Letter, Steel states that it is the beneficial owner of 608,301 shares of the Company’s common stock or approximately 14.9% of the Company’s outstanding common stock. Pursuant to the Company’s by-laws, the board of directors has established a special meeting date of April 13, 2006 for the consideration of the Steel Proposals and has fixed February 2, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at such special meeting.

The Company will file a proxy statement regarding the Steel Proposals with the SEC. Investors and security holders are urged to read the proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information. Shareholders of the Company on the record date will be sent a definitive proxy statement by the Company. Investors and security holders may obtain (when it is available) a free copy of the definitive proxy statement filed by the Company with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement also may be obtained for free by directing a request to:

Novoste Corporation

4350 International Blvd

Norcross, GA 30093

Attn: Corporate Secretary

(770) 717-0904

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies of the Company’s shareholders to oppose the above referenced Steel Proposals. Information about the directors and executive officers and their ownership of the Company’s common stock is included in the Company’s definitive proxy statement for its special meeting in lieu of an annual meeting dated August 4, 2005, which the Company filed with the SEC on August 4, 2005. This document is available free of charge at the SEC’s website at www.sec.gov. and from the Company as described above.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

2.1	Amendment No. 2 to Amended and Restated Asset Purchase Agreement, dated as of January 27, 2006, by and among Novoste Corporation, Best Vascular, Inc. and Best Medical International, Inc.

4.1	Amendment No. 2 to Amended and Restated Rights Agreement, dated as of January 30, 2006, between Novoste Corporation and American Stock Transfer & Trust Company, as the rights agent.

10.1	Amendment No. 3 to Marketing Representation Agreement, dated as of January 27, 2006, by and among Novoste Corporation, Best Vascular, Inc. and Best Medical International, Inc.

10.2	Second Amendment to Letter Agreement, effective February 1, 2006, between Novoste Corporation and Daniel G. Hall.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVOSTE CORPORATION

By:	/s/ Daniel G. Hall
Daniel G. Hall
Vice President, Secretary and General
Counsel

Date: January 30, 2006

EXHIBIT INDEX

2.1	Amendment No. 2 to Amended and Restated Asset Purchase Agreement, dated as of January 27, 2006, by and among Novoste Corporation, Best Vascular, Inc. and Best Medical International, Inc.

4.1	Amendment No. 2 to Amended and Restated Rights Agreement, dated as of January 30, 2006, between Novoste Corporation and American Stock Transfer & Trust Company, as the rights agent.

10.1	Amendment No. 3 to Marketing Representation Agreement, dated as of January 27, 2006, by and among Novoste Corporation, Best Vascular, Inc. and Best Medical International, Inc.

10.2	Second Amendment to Letter Agreement, effective February 1, 2006, between Novoste Corporation and Daniel G. Hall.